                                                                   EXHIBIT 99.1


                           EXCLUSIVE REMEDY AGREEMENT

     This EXCLUSIVE REMEDY AGREEMENT (this "EXCLUSIVE REMEDY AGREEMENT") is made effective as of October 1, 2001 by and among Medicis Pharmaceutical Corporation, a Delaware corporation (the "PARENT"), Ascent Pediatrics, Inc., a Delaware corporation (the "COMPANY"), FS Private Investments LLC, a Delaware limited liability company ("FS PRIVATE"), Furman Selz Investors II L.P., a Delaware limited partnership ("FS II"), FS Employee Investors LLC, a Delaware limited liability company ("FS EMPLOYEE"), FS Ascent Investments LLC, a Delaware limited liability company ("FS ASCENT"), FS Parallel Fund L.P., a Delaware limited partnership ("FS PARALLEL"), BancBoston Ventures Inc. ("BANCBOSTON"), Flynn Partners ("FLYNN"), Raymond F. Baddour, Sc.D. ("BADDOUR"), Robert E. Baldini ("BALDINI"), Medical Science Partners L.P. ("MEDICAL SCIENCE") and Emmett Clemente, Ph.D. ("CLEMENTE").

     WHEREAS, each share of common stock of the Company, par value $.00004 per share (the "COMPANY COMMON STOCK"), is currently held by State Street Bank and Trust Company as depositary (the "DEPOSITARY") under that certain Depositary Agreement dated February 16, 1999, as amended, by and among the Company, the Depositary and Alpharma USPD, Inc. (the "DEPOSITARY AGREEMENT"). Each share of Company Common Stock is evidenced by a depositary share (each a "DEPOSITARY SHARE") which is represented by a depositary receipt;

     WHEREAS, each of FS Private, FS II, FS Employee, FS Ascent, FS Parallel, BancBoston, Flynn, Baddour, Baldini, Medical Science and Clemente are holders of the issued and outstanding Depositary Shares as set forth opposite such holder's name on SCHEDULE A hereto (such Depositary Shares owned and any additional Depositary Shares issued during the Term hereof being referred to as the "SUBJECT SHARES" and each holder of the Subject Shares a "DEPOSITARY HOLDER" and collectively the "DEPOSITARY HOLDERS");

     WHEREAS, each Depositary Holder desires that Parent, MPC Merger Corp., a Delaware corporation and wholly owned subsidiary of Parent ("MERGER SUB"), and the Company enter into an Agreement and Plan of Merger dated the date hereof (the "MERGER AGREEMENT"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Merger Sub with and into the Company (the "MERGER") upon the terms and subject to the conditions set forth in the Merger Agreement; and

     WHEREAS, each Depositary Holder and the Company are executing this Exclusive Remedy Agreement as an inducement to Parent and Merger Sub to enter into and execute the Merger Agreement.

     NOW, THEREFORE, in consideration of the execution and delivery by Parent and Merger Sub of the Merger Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

          1. TERM. This Exclusive Remedy Agreement shall terminate upon the earliest to occur of (a) the consummation of the Merger, (b) the termination of the Merger Agreement pursuant to its terms and (c) the Drop Dead Date; provided, however, that in the event that the Merger is consummated then SECTIONS 3, 4, 5, 6, 7, 8, 9, 10, 11 and 12 of this Exclusive Remedy Agreement shall continue in full force and effect and shall not terminate (the "TERM").

          2. REPRESENTATIONS AND WARRANTIES OF EACH DEPOSITARY HOLDER. Each Depositary Holder severally and not jointly represents and warrants to Parent that:

               (a) such Depositary Holder is the record and beneficial owner of such Depositary Shares as is set forth opposite such holder's name on SCHEDULE A hereto;

               (b) the Depositary Shares are held by such Depositary Holder free and clear of all liens, encumbrances, claims, security interests or any other restrictions whatsoever (other than any restrictions under applicable securities laws), and there are no outstanding subscriptions, options, rights, contracts, understandings or agreements to purchase or otherwise acquire the Depositary Shares, other than the additional shares of Series H Preferred Stock and additional Series G Warrants that are issuable under the Fifth Amendment to the May 1998 Securities Purchase Agreement dated as of December 29, 2000; and

               (c) such Depositary Holder has all requisite power and authority and, if such Depositary Holder is a natural person, the legal capacity, to enter into this Exclusive Remedy Agreement and to perform its obligations hereunder. To the extent not a natural person, such Depositary Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The execution and delivery of this Exclusive Remedy Agreement by such Depositary Holder and the performance by such Depositary Holder of its obligations hereunder have been duly authorized by all necessary action on the part of such Depositary Holder. This Exclusive Remedy Agreement has been duly executed and delivered by, and constitutes a valid and binding agreement of, such Depositary Holder, enforceable against such Depositary Holder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for such remedy may be brought (the "ENFORCEABILITY EXCEPTION"). If the Depositary Holder is married and the Depositary Shares of the Depositary Holder constitute community property or spousal approval is otherwise required for this Agreement to be legal, valid and binding, then, to the extent so required, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Depositary Holder's spouse, enforceable against such spouse in accordance with its terms, subject to the Enforceability Exception.

          3. EXCLUSIVE REMEDY. Each Depositary Holder hereby covenants and agrees that, during the Term, with regard to any disputes arising out of SECTIONS 2.03, 9.02, 9.03 and 9.04 of the Merger Agreement, as its exclusive remedy such Depositary Holder shall be bound by the terms and conditions of the following provisions of the Merger Agreement as if such Depositary Holder were a party thereto:

               (a) SECTION 2.03(d) regarding dispute resolution and arbitration in respect of disputes, controversies and claims as to Contingent Payments payable by Parent pursuant to
                    SECTION 2.03; and

               (b) SECTION 9.04 regarding the Calculation Representative with respect to any claims for setoff pursuant to Article IX or any dispute, claim or controversy under SECTION 2.03(d) of the Merger Agreement.

          4. GOVERNING LAW. This Exclusive Remedy Agreement will be governed by the laws of the State of Delaware without regard to conflicts of laws principles.

          5. NOTICES. All notices, requests, claims, demands and other communications under this Exclusive Remedy Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to the Company, Parent or Merger Sub, to the appropriate address set forth in
Section 10.01 of the Merger Agreement; and (ii) if to a Depositary Holder, to the appropriate address set forth on SCHEDULE A hereto.

          6. HEADINGS. The descriptive headings contained in this Exclusive Remedy Agreement are included for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Exclusive Remedy Agreement.

          7. ENTIRE AGREEMENT. This Exclusive Remedy Agreement (including the documents and instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and this Exclusive Remedy Agreement is not intended to confer upon any other person (other than Parent and Merger Sub) any rights or remedies hereunder.

          8. COUNTERPARTS. This Exclusive Remedy Agreement may be executed and delivered (including by facsimile) in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement and shall become effective as to any Depositary Holder when one or more counterparts have been signed by each of the Company, Parent and Merger Sub and such Depositary Holder and delivered to the Company, Parent and Merger Sub and such Depositary Holder even if all of the parties for which signature blocks exist have not executed a counterpart to this Exclusive Remedy Agreement.

          9. REMEDIES. As between any Depositary Holder, Parent and Merger Sub, each of such parties agrees that irreparable damage to the other, non-breaching party would occur and that such non-breaching party would not have any adequate remedy at law in the event that any of the provisions of this Exclusive Remedy Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the non-breaching party shall be entitled to an injunction or injunctions to prevent breaches by the other party of this Exclusive Remedy Agreement and to enforce specifically the terms and provisions of this Exclusive Remedy Agreement, this being in addition to any other remedy to which it may be entitled at law or in equity.

          10. ASSIGNMENT. Neither this Exclusive Remedy Agreement nor any of the rights, interests or obligations under this Exclusive Remedy Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties. Any assignment in violation of the foregoing shall be void.

          11. AMENDMENT. No amendment, modification or waiver in respect of this Exclusive Remedy Agreement shall be effective against any party unless it shall be in writing and signed by such party.

          12. SEPARABILITY. If any provision of this Exclusive Remedy Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties have executed and delivered this Exclusive Remedy Agreement as of the date first written above.


                                ASCENT PEDIATRICS, INC., a Delaware corporation


                                By:     /s/ Emmett Clemente
                                       -----------------------------------------
                                Name:   Emmett Clemente
                                       -----------------------------------------
                                Title:  President
                                       -----------------------------------------



                                MEDICIS PHARMACEUTICAL CORPORATION,
                                a Delaware corporation


                                By:    /s/ Mark A. Prygocki, Sr.
                                      ------------------------------------------
                                Name:  Mark A. Prygocki, Sr.
                                      ------------------------------------------
                                Title: Executive Vice-President & Chief
                                       Financial Officer
                                      ------------------------------------------


                                FURMAN SELZ INVESTORS II L.P., a Delaware
                                limited Partnership, FS EMPLOYEE INVESTORS LLC, a Delaware limited liability company, and
                                FS PARALLEL FUND L.P., a Delaware limited
                                partnership
                                BY: FS PRIVATE INVESTMENTS LLC, Manager

                                By:    /s/ James L. Luikart
                                      ------------------------------------------
                                Name:  James L. Luikart
                                      ------------------------------------------
                                Title: Managing Member
                                      ------------------------------------------



                                FS ASCENT INVESTMENTS LLC, a Delaware limited liability company
                                BY: FS PRIVATE INVESTMENTS LLC, Manager


                                By:    /s/ James L. Luikart
                                      ------------------------------------------
                                Name:  James L. Luikart
                                      ------------------------------------------
                                Title: Managing Member
                                      ------------------------------------------





                    EXCLUSIVE REMEDY AGREEMENT SIGNATURE PAGE

                                BANCBOSTON VENTURES INC.


                                By:
                                      ------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                      ------------------------------------------



                                FLYNN PARTNERS


                                By:    /s/ James E. Flynn
                                      ------------------------------------------
                                Name:  James E. Flynn
                                      ------------------------------------------
                                Title: Partner
                                      ------------------------------------------


                                By:    /s/ Raymond F. Baddour
                                      ------------------------------------------
                                Name:  Raymond F. Baddour, Sc.D.



                                By:    /s/ Robert E. Baldini
                                      ------------------------------------------
                                Name:  Robert E. Baldini



                                Medical Science Partners, L.P.

                                By:    /s/ Andre Lamotte
                                      ------------------------------------------
                                       its general partner

                                      By:
                                            ------------------------------------
                                      Name:  Andre Lamotte
                                            ------------------------------------
                                      Title: Managing General Partner
                                            ------------------------------------


                                By:    /s/ Emmett Clemente
                                      ------------------------------------------
                                Name:  Emmett Clemente, Ph.D.





                   EXCLUSIVE REMEDY AGREEMENT SIGNATURE PAGE

                                FS PRIVATE INVESTMENTS LLC, a Delaware limited liability company



                                By:    /s/ James L. Luikart
                                      ------------------------------------------
                                Name:  James L. Luikart
                                      ------------------------------------------
                                Title: Managing Member
                                      ------------------------------------------













                    EXCLUSIVE REMEDY AGREEMENT SIGNATURE PAGE

                    SCHEDULE A TO EXCLUSIVE REMEDY AGREEMENT

----------------------------------------------------------------------------------------------------------------------
STOCKHOLDER                                ADDRESS                                   DEPOSITARY SHARES HELD
----------------------------------------------------------------------------------------------------------------------
FS Private Investments LLC                 c/o FS Private Investments                150,000
                                           520 Madison Avenue
                                           8th Floor
                                           New York, NY 10022
----------------------------------------------------------------------------------------------------------------------
Furman Selz Investors II L.P.              c/o FS Private Investments                6,343,387
                                           520 Madison Avenue
                                           8th Floor
                                           New York, NY 10022
----------------------------------------------------------------------------------------------------------------------
FS Employee Investors LLC                  c/o FS Private Investments                543,670
                                           520 Madison Avenue
                                           8th Floor
                                           New York, NY 10022
----------------------------------------------------------------------------------------------------------------------
FS Ascent Investments LLC                  c/o FS Private Investments                1,862,585
                                           520 Madison Avenue
                                           8th Floor
                                           New York, NY 10022
----------------------------------------------------------------------------------------------------------------------
FS Parallel Fund L.P.                      c/o FS Private Investments                308,604
                                           520 Madison Avenue
                                           8th Floor
                                           New York, NY 10022
----------------------------------------------------------------------------------------------------------------------
BancBoston Ventures Inc.                   175 Federal Street                        574,028
                                           Boston, MA 02110
                                           Attention: Marcia Bates
----------------------------------------------------------------------------------------------------------------------
Flynn Partners                             c/o FS Private Investments                95,212
                                           520 Madison Avenue
                                           8th Floor
                                           New York, NY 10022
----------------------------------------------------------------------------------------------------------------------
Medical Sciences Partners L.P.             161 Worcester Road                        738,776
                                           Framingham, MA
----------------------------------------------------------------------------------------------------------------------
Emmett Clemente                            23 Loading Place Road                     172,650
                                           Manchester, MA 01944
----------------------------------------------------------------------------------------------------------------------
Raymond F. Baddour                         12100 S.W. 65th Avenue                    235,384
                                           Pinecrest, FL 33156
----------------------------------------------------------------------------------------------------------------------
Robert E. Baldini                          Five Olde Greenhouse Lane                 ---
                                           Madison,  NJ 07940
----------------------------------------------------------------------------------------------------------------------
